UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 21, 2024

BioVie Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-39015	46-2510769
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

680 W Nye Lane Suite 201 Carson City, NV	89703
(Address of Principal Executive Offices)	(Zip Code)

(775) 888-3162
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BIVI	The Nasdaq Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

On October 21, 2024, BioVie Inc. (the “Company”) entered into a placement agent agreement (the “Agreement”) with ThinkEquity LLC, as the placement agent (the “Placement Agent”), in connection with the issuance and sale (the “Offering”) directly to various investors (the “Investors”) of up to 4,443,000 shares (the “Shares”) of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”), at a public offering price to the Investors of $1.50 per share (the “Share Offering Price”).

In a concurrent private placement (the "Private Placement"), the Company agreed, pursuant to the Agreement, to issue to the Investors unregistered warrants (the "Warrants") to purchase 4,443,000 shares of Common Stock (the "Warrant Shares"), with each Warrant exercisable for one share of Common Stock at an exercise price of $1.37 per share. Each Warrant will be exercisable beginning six months from the date of issuance and will expire five years following the initial exercise date.

The Company also issued a warrant to the Placement Agent (the “Placement Agent’s Warrant”), exercisable to purchase 222,150 shares of Common Stock, representing 5% of the Shares purchased at the Closing, for an aggregate purchase price of $100.00, at an exercise price of $1.875 per share, which is equal to 125% of the Share Offering Price.

The gross proceeds from the Offering are expected to be approximately $6,664,500 before deducting placement agent fees and other offering expenses payable by the Company. The Offering expected to close on October 22, 2024.

Pursuant to the terms of the Agreement, the Company is required, among other things, to file a registration statement to register the resale of the Warrant Shares held by such Investors with the U.S. Securities and Exchange Commission (the “SEC”) within 30 days following the closing of the Private Placement.

The Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Placement Agent, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by such parties.

The offering of the Shares was made pursuant to the Company’s effective registration statement on Form S-3 (File No. 333-274083) (the “Registration Statement”) and a related prospectus and prospectus supplement, in each case filed with the SEC.

The legal opinion and consent of Fennemore Craig, P.C. addressing the validity of the Shares are filed as Exhibit 5.1 and Exhibit 23.1, respectively, to this Current Report on Form 8-K and are incorporated into the Registration Statement.

The foregoing descriptions of the terms of the Warrant, the Placement Agent’s Warrant and the Agreement do not purport to be complete and are each qualified in their entirety by reference to the form of Warrant, the form of Placement Agent’s Warrant, and the Agreement, respectively, which are filed as Exhibit 4.1, Exhibit 4.2, and Exhibit 10.1 hereto, and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information contained above in Item 1.01 relating to the Private Placement is hereby incorporated by reference into this Item 3.02. The Warrants and the Warrant Shares were offered to the Investors pursuant to an exemption from the registration requirements of the Securities Act provided under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder. The sale of such securities did not involve a public offering and was made without general solicitation or general advertising. Accordingly, the Warrants and the Warrant Shares have not been registered under the Securities Act and the Warrants and the Warrant Shares may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

This Current Report on Form 8-K does not constitute an offer to sell any securities or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 7.01 Regulation FD Disclosure.

On October 21, 2024, the Company issued a press release announcing the Offering. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Certain of the statements made in this report are forward looking, such as those, among others, relating to the Company’s expectations regarding the timing and completion of the Offering. Actual results or developments may differ materially from those projected or implied in these forward-looking statements. Factors that may cause such a difference include risks and uncertainties related to completion of the public offering on the anticipated terms or at all, market conditions and the satisfaction of customary closing conditions related to the Offering. More information about the risks and uncertainties faced by the Company is contained under the caption “Risk Factors” in the Company’s prospectus supplement on Form 424B5 filed with the SEC on October 22, 2024. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Warrant.
4.2	Form of Placement Agent’s Warrant Agreement (included in Exhibit 10.1).
5.1	Opinion of Fennemore Craig, P.C.
10.1*	Placement Agent Agreement, dated as of October 21, 2024 by and between the Company and the Placement Agent.
23.1	Consent of Fennemore Craig, P.C. (included in Exhibit 5.1).
99.1	Press Release dated October 21, 2024.

*	Certain portions of this Exhibit have been omitted pursuant to Regulation S-K Item 601(a)(6) promulgated under the Exchange Act. The Registrant agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2024

BIOVIE INC.

By:	/s/ Joanne Wendy Kim
Name:	Joanne Wendy Kim
Title:	Chief Financial Officer

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